Investor Presentation

April 2010

Safe Harbor Statements

- During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of Multiband.
- Such statements are only predictions and actual events or results may differ materially.
- We refer you to Multiband's filings with the SEC, specifically reports on Forms 10-K and 10-Q.
- These documents identify important risk factors that could cause actual results to differ materially from our projections or forward looking statements.

Executive Summary

- Multiband Corporation (MBND/NASDAQ) is a leading provider of home installation and support services for DIRECTV®, with more than 2,800 employees as well as operations and customers in 48 markets across the United States.
- The Company also offers a triple-play (voice, data and video) to residential customers in the MDU segment and supplies the video portion of 850 channel partners' triple-play in MDUs.
- Aided by the outsized acquisition of the operating entities of DirecTECH Holding Corporation in 01/09, Multiband has achieved scale, generating revenues of $269MM in 2009 versus $43MM in 2008 and $15MM in 2007 (423% CAGR).
- Management intends to make Multiband a substantially larger Company over the next 3-5 years and continues to review strategic MA&JV opportunities to further boost growth.

Situation Assessment

- Multiband substantially grew its business by purchasing the operating entities of DirecTECH Holding Company in 01/09.
- Though reported results in 1H09 were underscored by negative EBITDA due to substantial investment in personnel and systems, the Company continued to perform well.
- After a transition period in 1H09, Multiband returned to adjusted EBITDA+ in 3Q09 and beat financial and operational expectations for the remainder of the year.
- The Company's stock is inexpensive relative to its peers likely due to a lack of coverage and the need for investors to see a 2010 performance free of unusual expenses and items.
- To this end, management forecasts solid 2010 revenues and strong improvements in EBITDA and free cash flow.

Corporate History

1975	Founded as Vicom, Inc.: telephone intercom services
1984	IPO: PBX sales/service
1998	Began offering structured wiring.
2000	NASDAQ listing: voice, data and video solutions
2004	Became Master System Operator for DIRECTV.
2006	Launched back office support and billing
2008	Entered DIRECTV HSP market through acquisition of Michigan Microtech, Inc. (MMT), a unit of DirecTECH.
2009	Completed acquisition of 80% of DirecTECH operating entities in Jan. 2009, with 100% purchased in 4Q09.

HSP Segment: Super Regional


C A N A D A
O N T A R I O
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
O R E G O N
NEBRASKA
I O W A
HSP FOOTPRINT
ILLINOIS
INDIANA
O H I O
PENNSYLVANIA
NEW YORK
Chicago
New York
Philadelphia
Montreal
U N I T E D   S T A T E S
COLORADO
K A N S A S
MISSOURI
KENTUCKY
TENNESSEE
ARKANSAS
OKLAHOMA
NEW MEXICO
ARIZONA
CALIFORNIA
T E X A S
LOUISIANA
MISSISSIPPI
ALABAMA
GEORGIA
FLORIDA
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
M E X I C O
THE BAHAMAS
Pacific Ocean
Atlantic Ocean
Los Angeles
San Diego
Phoenix
Dallas
Austin
San Antonio
Houston

Leading Satisfaction Through Excellence

Market Overview: HSP

- HSP (Home Service Provider) segment dominated by several major players, as DIRECTV has narrowed its suppliers of residential home installation services down to a chosen few.
- DIRECTV growing subscribers rapidly and gaining market share from DISH and cable, which are losing subscribers.
- Need for high quality installations, effectively resolving customer issues and answering customer calls in an acceptable timeframe are major challenges.
- HSP segment of high strategic importance to DIRECTV, illustrated by acquisition of 180 Connect in 2008; outsourcing expected to handle roughly 50% of install volumes.
- Multiband well-positioned to gain share at the expense of underperforming operators and through M&A.

DIRECTV Gaining Share

Video Services Market Share Trends (2006 - 2009)

Net Adds (000)	2006	%	2007	%	2008	%	2009	%
DIRECTV (USA)	**820**	**13%**	**878**	**13%**	**861**	**21%**	**939**	**24%**
Dish Network	1,065	17%	675	10%	(102)	-2%	422	11%
Cable	4,100	66%	4,000	61%	2,100	51%	600	15%
Verizon FIOS	205	3%	742	11%	975	23%	956	24%
AT&T U-Verse	3	0%	228	3%	319	8%	1,019	26%
Total Pay TV Market	**6,193**	**100%**	**6,523**	**100%**	**4,153**	**100%**	**3,936**	**100%**

Source: Company reports, FCC, NCTA, SCG estimates.

Multiband
A Strategic Alliance with DIRECTV



DIRECTV



DIRECTV

Multiband

Leading Satisfaction Through Excellence

DirecTECH Acquisition

- Acquired DirecTECH Holding Company operating entities in 2009, a leading DIRECTV home installation partner in the U.S.
- 2008 revenues of $196.7MM and operational EBITDA+, with approximately 2,800 employees in 38 markets (added roughly 1,000 technicians in 1H09); revenue guidance raised four consecutive times between 4Q08-4Q09.
- Spent the past two years managing the business and turning it around through improved operational control and processes.
- Increasing market share at the expense of other providers who cannot meet DIRECTV requirements.
- Focus on delivering more services into existing footprint and up sell voice, data, security and back-office services.
- National branding and marketing; scalable platform positions Multiband to further boost scale organically and through M&A.

DirecTECH Transaction

- Originally structured as a merger in 4Q07, with Multiband to issue 24.6MM common shares as consideration.
- Modified to a step-acquisition, with Multiband purchasing 11.6% of the DirecTECH operating entities through one subsidiary—MMT—in 03/08; entered into a management agreement for remainder of the entities to mitigate risk and maintain NASDAQ listing.
- DTHC turned around in 2008, from operational EBITDA- to operational EBITDA+; installations up double-digit % YoY; bank debt retired, accretive.
- 80% control of DirecTECH operating entities purchased on 01/01/09 for notes and contingent payments; remaining 20% closed in 4Q09 for $10MM in convertible preferred stock (@ $2.00/MBND share).

MDU Segment: National


C A N A D A
Pacific Ocean
U N I T E D S T A T E S
A t l a n t i c
O c e a n
M E X I C O
THE BAHAMAS
WASHINGTON
O R E G O N
CALIFORNIA
N E V A D A
U T A H
A R I Z O N A
C O L O R A D O
W Y O M I N G
M O N T A N A
NORTH DAKOTA
SOUTH DAKOTA
N E B R A S K A
K A N S A S
OKLAHOMA
T E X A S
I O W A
MINNESOTA
WISCONSIN
MICHIGAN
ILLINOIS
INDIANA
O H I O
MISSOURI
KENTUCKY
TENNESSEE
ARKANSAS
MISSISSIPPI
ALABAMA
GEORGIA
FLORIDA
LOUISIANA
NORTH CAROLINA
SOUTH CAROLINA
VIRGINIA
WEST VIRGINIA
PENNSYLVANIA
NEW YORK
Los Angeles
San Diego
New York
Philadelphia

Leading Satisfaction Through Excellence

Market Overview: MDU

- MDU Market (Multiple Dwelling Unit – i.e., Apartment Buildings) : 30MM units (1/3 of total U.S. housing base) with 300K units built each year.
- Low penetration for DIRECTV and high-speed Internet into MDU market compared with franchised cable penetration and ILEC's.
- $60B market potential for voice, video and data services.
- Multiband gets three "bites at the apple" for this opportunity:
    1. Revenue share with 3rd parties for video portion of the triple-play, where the Company installs and operates the video infrastructure and provides integrated billing.
    2. The Company offers its own triple-play in select high value properties.
    3. Revenue share with DIRECTV for installing and supporting DIRECTV services on a stand-alone basis.

MDU Business

- Approximately 175,000 subscribers located in 48 states:
  1. 110,000 DIRECTV satellite video customers.
  2. 15,000 directly-owned voice, video and/or data subscribers.
  3. 50,000 customers through support center partnerships with 7 private cable operators.
- 1,500 Commercial Installations and 250,000 Hotel Rooms.
- Master System Operator (MSO) for 850 System Operators.
- Call and Support Center Backbone for DIRECTV Channel.
- Exclusive partnerships with local and regional operators make Multiband the enabler of the video portion of those partners' MDU triple-play offerings.
- DIRECTV recent focus on MDU means significant backlog.

Strategic Value of Multiband's MDU Unit


DIRECTV
Without Multiband, the satellite content providers can't make the final connection with the MDU resident

IT Investments

- Investment in systems to streamline operations and allow the Company to scale its business.
  - ERP, CRM, SCM, call center, payroll
- Platform for DBS-centric growth using integrated billing solution; no legacy technology issues.
  - Ideal partner for video solution for other operators.
- Strategic Alliance with DIRECTV allows Multiband to benefit from the valuable nationwide DIRECTV franchise.
  - Efficient deployment of engineering resources, effective inventory management and strong financial controls.
  - Multiband outperforming other HSP providers from an operational and financial perspective.

Sample Bill

Multiband
watch talk surf
9449 Science Center Drive
New Hope, MN 55428

Our Customer
1234 Holly Ave #142
Someville, KS 58974

Customer Service: 866.577.5623
Fax: 124-128-1234
Hours:

Account Number 100000000

Account Information

Payment Due.......................02/19/2006

Account Summary

Total Amount Due......................$397.72

General Information

Payment Coupon

- Please write your account number on your payment.
- Make checks payable to Multiband, Inc.
- Please return this portion with your payment to ensure proper credit.

Your Account Number:
Invoice Number:
Invoice Period:

Due Date:	02/19/2006
Amount Due:	$397.72
Amount Enclosed:	
Check Number:	

Remit Payment to:

Multiband
watch talk surf

Contact Name: Our Customer
Account Number:
Invoice Number:
Invoice Period:
Market:

Special Messages

Transaction Summary

Dates	Description		Amount
	Previous Balance	$	**108.85**
1/19/2006	Free Credit		
1/18/2006	Mastercard Payment		
1/18/2006	New Charges		
	New Balance	$	**407.72**

Watch Charges

Dates	Description	Qty.	Price	Discount	Total
02/15-03/14	System Access Fee	1	$3.99	$0.00	$3.99
02/15-03/14	DirecTV Services	1	$343.12	$0.00	$343.12
02/15-03/14	Watch Discount%	1		$10.00	$-10.00

Taxes and Surcharges

Total Taxes and Surcharges: $2.66

Total Watch Charges $341.10

Talk Charges

Dates	Description	Qty.	Price	Discount	Total
02/15-03/14	Talk	1	$24.95	$0.97	$23.98
02/15-03/14	Phone Feature Pack	1	$0.00	$0.00	$0.00
02/15-03/14	Phone Number(1234567891)	1	$0.00	$0.00	$0.00

Taxes and Surcharges

Total Taxes and Surcharges: $3.65

Total Talk Charges $27.63

Strong 4Q09 Results

($ in millions)

($ in millions)	4Q09	QoQ Growth	3Q09	YoY Growth	4Q08
Revenues:					
HSP	61.5	-5%	64.8	699%	7.7
MDU	6.6	0%	6.6	4%	6.4
Total revenues	**$ 68.1**	**-5%**	**$ 71.4**	**989%**	**$ 14.1**
EBITDA:					
Operational EBITDA	4.5	48%	3.0	309%	1.1
Non-operating item*	-0.2	-160%	0.3	-117%	0.9
Total EBITDA	**4.3**	**32%**	**3.3**	**112%**	**2.1**
Net income	$ 0.4	-167%	$ (0.5)	-58%	$ 0.8
Diluted EPS	$ 0.03	-160%	$ (0.05)	-67%	$ 0.09

• *Non-operating items include 2009 gains/losses and management fees earned in 2008.*

Multiband

Leading Satisfaction Through Excellence

Growth Opportunities

- Take share in HSP segment by absorbing markets from underperforming operators and ride DIRECTV's momentum.
- Sell new products and services through HSP system.
- Accelerate MDU build-out to support partners and to increase footprint of Company-owned triple-play subs.
- Acquire customers (single-play, double-play, triple-play) from subscale operators unable to grow their own businesses.
- Increase activation and revenue share fees from DIRECTV to improve profitability.
- Win support center contracts with other video providers as MSO.
- Strategic acquisitions to bolster both HSP and MDU opportunities.

Financial Objectives

- Launch capital expenditure facility to fund accelerated build-out of MDU business (in negotiations).
- Assess new products and services to sell through channel, such as security, home networking and flat panel TVs (in discussions with leading retailer for contract).
- Strengthen working relationship with DIRECTV to improve visibility over franchise contract, which was recently extended by four years (recently met with new DIRECTV management to strengthen relationship and align corporate objectives).
- Evaluate M&A of HSP businesses, distribution companies, and MDU subscribers to further build scale (numerous deals being shown to management weekly).

Strong Revenue Growth



Revenue (in millions)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$1.5
$11.0
$16.5
$18.1
$15.0
$42.9
$269.0
$250.0
2003
2004
2005
2006
2007
2008
2009
2010E
Year

Multiband

Leading Satisfaction Through Excellence

Balance Sheet (12/31/09)

Assets:		**Liabilities:**	
Current Assets		Current Liabilities	$ 54.8
Cash & Cash Equivalents	$ 2.2		
Accounts Receivable	14.3	Long-Term Debt**	34.7
Total Current Assets	26.2		
Other assets*	64.7	**Stockholder's Equity**	**4.0**
PP&E	8.5		
Total Assets	**$ 99.5**	**Total Liabilities**	**$ 94.4**

**Includes $38.1MM goodwill and $22.7MM intangible assets (DTV contract, ROE's).*
***Not adjusted for favorable litigation settlement related to DTHC, effective 1Q10.*

Capitalization

Multiband Corporation (MBND/NASDAQ)

Primary shares:	9.8MM
Options:	908K (ave. strike $4.97)
Warrants:	1.668MM (ave. strike $6.56)
LT debt (primarily ESOP)*:	$30.0MM
Convert preferred (@ $2.00):	$10.0MM
Diluted Shares ($2.00):	14.8MM
Diluted Market Cap (@$2.00):	$29.6MM
Enterprise Value:	$59.6MM

**LT debt adjusted for favorable litigation settlement effective 1Q10.*

Undervalued v. Comps

- Comps in the integrated contractor and bundled video sectors trade at median multiple as follows:
  - EV/revenues of 0.7x (range: 0.32x–1.5x).
  - EV/EBITDA of 7.6x (range: 5.3x–28.0x).
- On a fully-diluted basis, MBND currently trades at roughly 0.25x annualized sales and 4x EBITDA, at the low end of the group.
- After spending several million dollars in 1H09 to staff up for higher volumes, Multiband will report a 2010 year without unusual expenses and items that impacted 2009 profitability. As the Street recognizes the scope/scale of the Company, investors should be able to better analyze the "new" Multiband's performance and appreciate strong YoY EBITDA comparisons.
- Using 0.7x 2010 guidance revenues of $250MM+ supports a potential EV of $150MM, or roughly $6 per diluted share (adjusted for LT debt, neg. working capital and options/warrants).

MBND Stock Performance


MBND (Multiband Corp.) Nasdaq CM
19-Apr-2010 4:00pm
© StockCharts.com
Open 1.82 High 1.82 Low 1.82 Last 1.82 Chg +0.00 (+0.00%)
MBND (Daily) 1.82
MA(50) 1.90
MA(200) 1.98
Volume undef
Volume undef
4.00
3.75
3.50
3.25
3.00
2.75
2.50
2.25
1.82
1.75
1.50
1.25
1.00
6330
300K
200K
100K
M J J A S O N D 08 F M A M J J A S O N D 09 F M A M J J A S O N D 10 F M A

Multiband

Leading Satisfaction Through Excellence

Experienced Management

James Mandel, CEO

- CEO and Director since 10/98
- Co-founder and interim CEO of Call 4 Wireless, Inc.
- 1991–1996: VP of Systems for Grand Casinos, Inc., where he supervised development of Stratosphere and several other casinos.

Steve Bell, President & CFO

- CFO and General Counsel since 1994
- Previously General Counsel and VP, from 1985 to1995.
- Has been with Multiband for 30 years.

Summary

- Multiband Corporation entered a new chapter aided by the 2009 acquisition and integration of the DirecTECH Holding Company's HSP operating assets.
- The Company is a hybrid operator of HSP businesses supporting DIRECTV and an enabler of the triple-play to MDU properties across the U.S. for other providers and under its own brand.
- Strong management has improved performance at the HSP division, continually improved the Company's balance sheet through debt reduction, taken share from other operators and negotiated large contracts with major players, all of which provide visibility to future results despite the impact of the global recession.
- MBND shares have are inexpensive versus comps and could have significant potential upside when investors analyze Multiband's performance when it reports a "clean" year in 2010.

Thank You!


Multiband

Multiband

Leading Satisfaction Through Excellence